TOGA

we build the next generation


WE BUILD THE NEXT GENERATION

6th JUNE 2020

6月2020年

MILESTONE AND ROADMAP

里程碑与规划

DISCLAIMER

This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other product or service by Toga Limited or any other third party regardless of whether such security, product or service is referenced in this brochure. Furthermore, nothing in this document is intended to provide tax, legal, or investment advice and nothing in this presentation should be construed as a recommendation to buy, sell, or hold any investment or security or to engage in any investment strategy or transaction. Toga Limited does not represent that the securities, products, or services discussed in this presentation are suitable for any particular investor. You are solely responsible for determining whether any investment, investment strategy, security or related transaction is appropriate for you based on your personal investment objectives, financial circumstances and risk tolerance. You should consult your business advisor, attorney, or tax and accounting advisor regarding your specific business, legal or tax situation.

免责声明

本演示文稿并不构成Toga Limited或任何其他第三方的任何出售要约，要约邀请或对任何证券或任何其他产品或服务的推荐，无论该证券，产品或服务是否在本文档中被提及。这本小册子。此外，本文档中的任何内容都不旨在提供税收，法律或投资建议，本演示文稿中的任何内容均不应解释为购买，出售或持有任何投资或证券或从事任何投资策略或交易的建议。Toga Limited并不表示本演示文稿中讨论的证券，产品或服务适合任何特定投资者。您将根据您的个人投资目标，财务状况和风险承受能力，全权负责确定是否适合您的任何投资，投资策略，证券或相关交易。您应就您的具体业务，法律或税务情况咨询您的业务顾问，律师或税务和会计顾问。

FORWARD-LOOKING STATEMENT

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the "Company") "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

TOGA LIMITED MILESTONES

TOGA LIMITED里程碑

2017

2018

2019

2017 - 2019 MILESTONES

2017- 2019年里程碑TOGA

we build the next generation


2017 MILESTONES
TOGA
7 JULY 2017-YIPPIE VERSION 2 WAS BORN!
Version 2 - Year 2017
YIPPI TV
LIVE DRAW
CELEBRITY GUEST
Miss Universe 2015
Pia Wurtzbach
31st JAN 2019
8PM LOCAL TIME
GRAND PRIZE
WATCH LIVE IN :


MILESTONES
TOGA
MR. MICHAEL TOH WAS INVITED TO THE IDX STOCK EXCHANGE OPENING IN JAKARTA, INDONESIA
COUNTDOWN UNTIL OPEN
000024
IDX


MILESTONES
TOGA
3 MARCH 2018 - LIVE TV INTERVIEW BY IDX CHANNEL
IDX
CHANNEL


2017 MILESTONES
TOGA
8 AUG 2018 - YIPPIE VERSION 3 WAS BORN!
Version 3 - Year 2018, August
Version 4 - Year 2019, January

2017 - 2019 MILESTONES

2017- 2019年里程碑

TOGA
we build the next generation



2019 MILESTONES
1 JANUARY 2019 - APPOINTED U.S. BOARD OF ADVISORS
TOGA



2019 MILESTONES
TOGA
2 FEBRUARY 2019 : APPOINTED CHIEF FINANCIAL OFFICER (CFO)
ALEX HENDERSON



2019 - 里程碑
2019 - MILESTONES
TOGA
6 月 JUNE 2019
任命独立董事 APPOINTED INDEPENDENT DIRECTORS
Shamori BoShae
Jim Lupkin
Iain Bratt



2019 MILESTONE - 3RD QUARTER
TOGA
7 JULY 2019 - APPOINTED TWO SCIENTIFIC ADVISORS
PROF. DR. KONSTANTIN KOROTKOV
PROF. DR. BEVERLY RUBIK

2017 - 2019 MILESTONES

2017- 2019年里程碑 TOGA

we build the next generation

2019 - 里程碑
2019 - MILESTONES

TOGA

3 月 MARCH 2019

网红营销 VIM - Virtual Influencer Marketing



2019 - 里程碑
2019 - MILESTONES

TOGA

4 月 APRIL 2019

YIPPI 展现自我孵育企划
YIPPI STAR INCUBATOR PROGRAM


LET'S GROW WITH US!
YIPPI STAR
INCUBATOR PROGRAM

2018 - 里程碑
2018 - MILESTONES

TOGA

9月 SEPTEMBER 2018

Yippi TV推出了。敬请关注在Yippi Facebook page 页面上观看现场表演
Yippi TV was released. Stay tuned to watch live shows on Yippi Facebook page


CELEBRITY GUEST
Pia Wurtzbach

2019 - 里程碑
2019 - MILESTONES

TOGA

6 月 JUNE 2019

新产品发布
Launch New Product




Eostre
Q'Energy
App

2017 - 2019 MILESTONES

2017- 2019年里程碑

TOGA
we build the next generation


2019 - 里程碑
2019 - MILESTONES
TOGA
1st September 2019 : U.S. IRVINE OFFICE
TOGA


2019 - MILESTONES
TOGA
11th November 2019 Singapore Fintech Festival
VIPPI
TOGA


MILESTONES
TOGA
1 JANUARY 2020 - TOGL HQ OFFICE IN KUALA LUMPUR
TOGA
TOGA


MILESTONES
TOGA
LEVEL 28 OFFICE @EMPIRE DAMANSARA

2017 - 2019 MILESTONES

2017- 2019年里程碑

TOGA
we build the next generation



2018 MILESTONES
TOGA
10 OCTOBER 2018 - MEETING IN NASDAQ NEW YORK OFFICE
NASDAQ



2018 MILESTONES
TOGA
10 OCTOBER 2018 - MEETING IN NASDAQ NEW YORK OFFICE
Nasdaq
Nasdaq
Nasdaq



2018 MILESTONES
TOGA
11 NOVEMBER - TOGA LIMITED AT FINTECH SINGAPORE 2018



2019 - 里程碑
2019 - MILESTONES
TOGA
1 月 JANUARY 2019
Yippi直播于纽约市纳斯达克大银幕
YIPPI LIVE BROADCAST FROM TIMES SQUARE, NEW YORK.

2020 MILESTONE & ROADMAP

2020年里程碑和路线图

JANUARY 2020 - DECEMBER 2020

2020年1月-2020年12月

TOGA LIMITED : MILESTONE

22 JULY 2019

TOGA LIMITED里程碑

2019年7月22日

TOGA

we build the next generation

Listing Center — Nasdaq

Listing Agreement

Application Id : 114449 , Listing Agreement Record Id: 116668

Record Id: 116668

Form Created By: squintana@boothudall.com on 7/22/2019 8:30:34 PM ; Form Owned By: SQUINTANA@BOOTHUDALL.COM

This Listing Agreement was submitted to Nasdaq for processing on 8/5/2019. If you have questions about the status of this Listing Agreement or would like to update information previously provided, please contact Listing Qualifications Staff at +1 301 978 8008.

GENERAL COMPANY INFORMATION

Company Name *	Toga Limited
Symbol	TOGL

Please provide your contact information for this form.

Name *	Alex Henderson
Title/Firm	CFO
Phone *	619-540-3487
Email *	alex.henderson@togalimited.com

NASDAQ LISTING APPLICATION SUBMITTED ON 22nd JULY 2019

纳斯达克上市申请于2019年7月22日提交

LISTING AGREEMENT

NASDAQ SARBANES-OXLEY ACT (SOX)

纳斯达克SARBANES-OXLEY ACT（SOX）


Sarbanes-Oxley
U.S. SECURITIES AND EXCHANGE COMMISSION
MCMXXXIV
Compliant

Sarbanes–Oxley Act

The Sarbanes–Oxley Act of 2002, also known as the "Public Company Accounting Reform and Investor Protection Act" and "Corporate and Auditing Accountability, Responsibility, and Transparency Act" and ... Wikipedia

萨班斯 – 奥克斯利法案

2002年的《萨班斯法案》（又称《上市公司会计改革和投资者保护法》和《公司和审计责任制，责任与透明度法》）

2020 MILESTONE & ROADMAP

2020年里程碑和路线图

11 MARCH 2020

2020年3月11日

TOGA

we build the next generation

MICHAEL TOH PERSONALLY VISITED TOGA IRVINE OFFICE, USA

杜总亲自访问美国伊尔文办公室


GENERATION

2020 MILESTONE & ROADMAP

2020年里程碑和路线图

DEC 2019 – MARCH 2020

2019年12月 - 2020年3月

TOGA
we build the next generation

5 MARKET MAKERS

5个市场制造商

R.F. Lafferty | MAXIM GROUP | Wall St Access | PAULSON INVESTMENT COMPANY, LLC | UBS / CITADEL



2019 December 13



2019 December 13



2019 December 19



2020 January 07



2020 March 02


TOGA
we build the next generation
10 Q - 31st JANUARY 2019
10 Q – 30TH APRIL 2019
10 K – 31ST JULY 2019
10 Q – 31ST OCTOBER 2019

CONTINUING UP-TO-DATE SUBMISSION OF 10-Q & 10-K QUARTERLY REPORTS

持续提交最新的
10-Q和10-K季度报告


TOGA
we build the next generation
NASDAQ
QUESTIONS &
ANSWERS

ANSWERS FOR SEC & NASDAQ QUESTIONS
AND CONTINUING TO ANSWER
WHATEVER OTHER ADDITIONAL QUESTIONS.

回答SEC和NASDAQ问题，
并继续回答其他任何问题。


Warren Buffett
沃伦·巴菲特

History shows that with enough time the stock market should always be more up then down.

历史表明，有足够的时间，股票市场应该总是先涨后跌。

No matter how great the talent or efforts, some things just take time.

不管有多大才能或努力，有些事情只是花时间。

The timing isn't always right,
but eventually destiny steps in.
All you need is patience.

时机并不总是正确的，
但最终命运介入了。

您需要的只是耐心。

Results happen over time,
not overnight. Work smart,
stay consistent and be patient.

结果会随着时间而变化，
不是一夜之间. 聪明地工
作，保持一致，并保持
耐心。

DISCLAIMER

This document does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other product or service by Toga Limited or any other third party regardless of whether such security, product or service is referenced in this brochure. Furthermore, nothing in this document is intended to provide tax, legal, or investment advice and nothing in this website should be construed as a recommendation to buy, sell, or hold any investment or security or to engage in any investment strategy or transaction. Toga Limited does not represent that the securities, products, or services discussed in this website are suitable for any particular investor. You are solely responsible for determining whether any investment, investment strategy, security or related transaction is appropriate for you based on your personal investment objectives, financial circumstances and risk tolerance. You should consult your business advisor, attorney, or tax and accounting advisor regarding your specific business, legal or tax situation.

免责声明

本文档不构成Toga Limited或任何其他第三方的任何出售要约，要约邀请或对任何证券或任何其他产品或服务的推荐，无论该证券，产品或服务是否在本文档中被提及。这本小册子。此外，本文档中的任何内容都不旨在提供税收，法律或投资建议，并且本网站中的任何内容均不应被解释为购买，出售或持有任何投资或证券或从事任何投资策略或交易的建议。 Toga Limited并不表示本网站中讨论的证券，产品或服务适合任何特定投资者。您将根据您的个人投资目标，财务状况和风险承受能力，全权负责确定是否适合您的任何投资，投资策略，证券或相关交易。您应就您的具体业务，法律或税务情况咨询您的业务顾问，律师或税务和会计顾问。